Exhibit 99.4

KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
---------------------------------------------------------------


The following unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the stock purchase agreement whereby Kroll Inc. ("Kroll" or the "Company", formerly known as The Kroll-O'Gara Company) sold substantially all the assets of its Security Products and Services Group ("SPSG" or the "O'Gara Group") to Armor Holdings, Inc. (Armor) in a transaction that closed on August 22, 2001. The unaudited Pro Forma Condensed Consolidated Financial Statements reflect the sale of SPSG as the discontinuance of the Company's SPSG segment. The SPSG financial statements shown in the following pro formas do not include the Company's kidnap and ransom and risk information services business as these businesses were not part of the sale to Armor and they are being operated by the Company after the sale. The SPSG financial statements do include SPSG's Russian subsidiaries and certain other minor assets and liabilities that were not sold to Armor. These remaining net assets and liabilities that were not sold are reflected as discontinued net assets and liabilities. The results of operations of SPSG businesses that were not sold are not reflected as discontinued operations in the unaudited Pro Forma Condensed Consolidated Statements of Operations as pro forma income statement presentations generally do not include results below continuing operations. The unaudited Pro Forma Condensed Consolidated Financial Statements presented do not intend to represent what the financial condition or results of operations would actually have been or to be indicative of the future results of operations or financial position of the Company. The pro forma adjustments are based on available information and certain assumptions the Company believes are reasonable. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the audited financial statements and notes thereto as included in the Company's 2000 Annual Report on Form 10-K.

A summary of the sale is shown below. The proceeds do not include a potential deferred payment of up to $2.0 million by Armor to the Company based on the achievement of a gross profit target by SPSG for the year ended December 31, 2001:

Proceeds - Cash at closing ($1,500,000 in escrow)     $ 38,696,000
  Armor stock value                                     15,000,000
                                                      ------------
            Estimated gross proceeds                    53,696,000

Less - estimated transaction costs                      (2,000,000)
                                                      ------------
            Estimated proceeds                          51,696,000

SPSG net book value as of June 30, 2001                (52,540,928)

Net liabilities of retained businesses,
primarily Russia, as of June 30, 2001                     (502,532)
                                                      ------------
            Decrease in Kroll equity                  $ (1,347,460)
                                                      ============
Composition of decrease in Kroll equity:
  Loss on sale of SPSG                                $ (5,553,881)
  Gain in accumulated other comprehensive loss           4,206,421
                                                      ------------
            Decrease in Kroll equity                  $ (1,347,460)
                                                      ============

KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2001 (Page 1 of 2)
--------------------------------------------------------------------------------

                                               PRO FORMA ADJUSTMENTS
                                               ---------------------              KROLL
                                   KROLL       SPSG (1)         OTHER            PRO FORMA
                                   -----       --------         -----            ---------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents    $ 6,593,927  $  2,231,118    $        -   (2)  $ 4,362,809
  Marketable equity
   securities received from
   acquirer                              -             -              -  (3)            -
  Escrow receivable from
   acquirer                              -             -      1,500,000  (4)    1,500,000
  Trade accounts receivable,
   net of allowance for
   doubtful accounts            51,552,141    14,776,750              -        36,775,391
  Unbilled revenues             23,017,440             -              -        23,017,440
  Related party receivables      1,488,436       338,100              -         1,150,336
  Cost and estimated earnings
   in excess of billings on
   uncompleted contracts        12,726,436    12,726,436              -                 -
  Inventories                   18,511,988    18,511,988              -                 -
  Prepaid expenses and other    10,446,554     2,794,260              -         7,652,294
  Deferred tax asset                     -     1,001,368      1,001,368  (5)            -
                               -----------    ----------      ---------        ----------
    Total current assets       124,336,922    52,380,020      2,501,368        74,458,270

PROPERTY, PLANT AND EQUIPMENT:
  Land                           2,535,835     2,341,732              -           194,103
  Buildings and improvements     8,202,576     6,187,837              -         2,014,739
  Leasehold improvements         8,155,688       726,560              -         7,429,128
  Furnitures and fixtures       11,602,718     6,384,401              -         5,218,317
  Machinery and equipment       39,655,962    12,503,407              -        27,152,555
  Construction-in-progress         908,052             -              -           908,052
                               -----------    ----------      ---------        ----------
                                71,060,831    28,143,937              -        42,916,894
  Less - accumulated
  depreciation                 (36,276,638)  (11,923,862)             -       (24,352,776)
                               -----------    ----------      ---------        ----------
                                34,784,193    16,220,075              -        18,564,118

DATABASES, net of accumulated
  amortization                  10,154,890             -              -        10,154,890

COSTS IN EXCESS OF ASSETS
  ACQUIRED AND OTHER
  INTANGIBLE ASSETS, net of
  accumulated amortization      73,968,109    13,412,455              -        60,555,654

OTHER ASSETS:
  Other assets                   4,119,139       595,844              -         3,523,295
  Net non-current assets of
   discontinued
   operations-security
   products and services group           -             -      2,481,268  (6)    2,481,268
                               -----------    ----------     ----------       -----------
                                88,242,138    14,008,299      2,481,268        76,715,107
                               -----------    ----------      ---------       -----------
                              $247,363,253   $82,608,394   $  4,982,636      $169,737,495
                               ===========    ==========     ==========       ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2001 (Page 2 of 2)
-------------------------------------------------------------------------


                                               PRO FORMA ADJUSTMENTS
                                               ---------------------             KROLL
                                   KROLL       SPSG (1)         OTHER           PRO FORMA
                                   -----       --------         -----           ---------

LIABILITIES AND SHAREHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Revolving lines of credit   $ 39,596,629  $    424,000   $(28,506,308) (7)  $ 10,666,321
  Current portion of
   long-term debt                6,434,854     1,646,332     (4,321,000) (7)       467,522
  Trade accounts payable        25,171,179    15,001,538              -         10,169,641
  Related party payables           130,616        34,312              -             96,304
  Accrued liabilities           20,347,847     7,392,927              -         12,954,920
  Income taxes currently
   payable                       1,965,986             -              -          1,965,986
  Deferred income taxes          1,553,038             -      1,001,368  (5)     2,554,406
  Customer deposits and
   deferred revenue              8,681,442     4,021,771              -          4,659,671
  Net current liabilities of
   discontinued
   operations-security
   products and services group           -             -      2,983,800  (8)     2,983,800
            Total current      -----------    ----------     ----------         ----------
            liabilities        103,881,591    28,520,880    (28,842,140)        46,518,571

OTHER LONG-TERM LIABILITIES      1,806,788       390,856              -          1,415,932

DEFERRED INCOME TAXES              515,400       210,815              -            304,585

LONG-TERM DEBT, net of
current portion                 31,981,997       944,915    (17,368,692) (7)    13,668,390
                               -----------    ----------     ----------         ----------
                               138,185,776    30,067,466    (46,210,832)        61,907,478

SHAREHOLDERS' EQUITY:
  Preferred stock                        -             -              -                  -
  Common stock                     224,356             -              -            224,356
  Additional paid-in capital   169,582,325             -        (20,119) (9)   169,562,206
  Retained earnings
   (deficit)/parent's equity
   in segment                  (51,791,233)   57,642,879     52,088,998  (10)  (57,345,114)
  Deferred compensation           (157,853)      (20,119)             -           (137,734)
  Accumulated other
   comprehensive loss           (8,680,118)   (5,081,832)      (875,411) (11)   (4,473,697)
            Total              -----------    ----------     ----------        -----------
            shareholders'
            equity             109,177,477    52,540,928     51,193,468        107,830,017
                               -----------    ----------    -----------        -----------
                              $247,363,253   $82,608,394   $  4,982,636       $169,737,495
                               ===========   ==========    ============        ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

                                                PRO FORMA ADJUSTMENTS
                                                ---------------------         KROLL
                                   KROLL        SPSG (1)         OTHER      PRO FORMA
                                   -----        --------         -----      ---------

NET SALES                        $160,764,184  $61,404,626    $         -   $99,359,558
COST OF SALES                     107,650,829   49,445,698              -    58,205,131
                                  -----------   ----------      ---------   -----------
            Gross profit           53,113,355   11,958,928              -    41,154,427

OPERATING EXPENSES:
  Selling and marketing            12,496,382    3,213,778              -     9,282,604
  General and administrative       37,503,920    7,208,674              -    30,295,246
  Failed separation costs             393,416            -              -       393,416
  Restructuring charges             2,597,308            -              -     2,597,308
                                   ----------   ----------      ---------    ----------
  Operating expenses               52,991,026   10,422,452              -    42,568,574
            Operating income       ----------   ----------      ---------    ----------
            (loss)                    122,329    1,536,476              -    (1,414,147)

OTHER INCOME (EXPENSE):
  Interest expense                 (3,569,374)  (1,214,941)             -    (2,354,433)
  Interest income                     125,707       30,976              -        94,731
  Foreign currency losses and
  other, net                         (165,701)    (322,960)             -       157,259
                                   ----------   ----------      ---------    ----------
(Income) loss from continuing
  operations before provision
  for income taxes                 (3,487,039)      29,551              -    (3,516,590)

Provision for income taxes          1,616,635      381,804              -     1,234,831
                                   ----------    ---------      ---------    ----------
Loss from continuing operations   $(5,103,674)  $ (352,253)   $         -   $(4,751,421)
                                   ==========    =========      =========     =========

Loss per share from continuing
operations:
   Basic                          $     (0.23)                              $     (0.21)
                                   ==========                                ==========
   Diluted                        $     (0.23)                              $     (0.21)
                                   ==========                                ==========

Weighted average shares
  outstanding:
   Basic                           22,416,865                                22,416,865
                                  ===========                               ===========
   Diluted                         22,416,865                                22,416,865
                                  ===========                               ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2000 (Page 1 of 2)
-------------------------------------------------------------------------------

                                                PRO FORMA ADJUSTMENTS
                                                ---------------------           KROLL
                                  KROLL         SPSG (1)       OTHER          PRO FORMA
                                  -----         --------       -----          ---------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents    $ 8,438,124  $  2,160,667   $    -         (2) $6,277,457
  Marketable equity
   securities received from
   acquirer                         -             -             -         (3)     -
  Escrow receivable from
   acquirer                         -             -            1,500,000  (4)  1,500,000
  Trade accounts receivable,
   net of allowance for
   doubtful accounts            65,266,388    22,700,811        -             42,565,577
  Unbilled revenues             19,994,597        -             -             19,994,597
  Related party receivables      2,475,006       411,067        -              2,063,939
  Cost and estimated earnings
   in excess of billings on
   uncompleted contracts         8,634,134     8,634,134        -                 -
  Inventories                   18,641,172    18,641,172        -                 -
  Prepaid expenses and other     9,819,306     3,712,065        -              6,107,241
  Deferred tax asset
                                    -          1,001,368      1,001,368   (5)     -
  Net current assets of
   discontinued
   operations-voice and data
   communications group          1,879,237        -             -              1,879,237
                               -----------    ----------    ----------       -----------
            Total current
            assets             135,147,964    57,261,284      2,501,368       80,388,048

PROPERTY, PLANT AND EQUIPMENT:
  Land                           2,544,465     2,350,362        -                194,103
  Buildings and improvements     8,406,949     6,409,884        -              1,997,065
  Leasehold improvements         8,037,866       734,420        -              7,303,446
  Furnitures and fixtures       10,707,204     5,520,345        -              5,186,859
  Machinery and equipment       39,064,853    13,097,138        -             25,967,715
  Construction-in-progress       1,326,425         -            -              1,326,425
                               -----------    ----------    ----------       -----------
                                70,087,762    28,112,149        -             41,975,613
  Less - accumulated
   depreciation                (32,738,578)  (11,034,471)       -            (21,704,107)
                               -----------    ----------    ----------        ----------
                                37,349,184    17,077,678        -             20,271,506
DATABASES, net of accumulated
  amortization                  10,204,294         -            -             10,204,294
COSTS IN EXCESS OF ASSETS
  ACQUIRED AND OTHER
  INTANGIBLE ASSETS, net of
  accumulated amortization      75,485,901    14,452,643        -             61,033,258
OTHER ASSETS:
  Other assets                   3,561,271       652,822        -              2,908,449
  Net non-current assets of
   discontinued
   operations-security
   products and services group      -              -         3,045,404    (6)  3,045,404
                               -----------    ----------    ----------       -----------
                                89,251,466    15,105,465     3,045,404        77,191,405
                               -----------    ----------    ----------       -----------
                              $261,748,614   $89,444,427    $5,546,772      $177,850,959
                               ===========    ==========     =========       ===========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.


KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2000 (Page 2 of 2)
-------------------------------------------------------------------------------

                                                    PRO FORMA ADJUSTMENTS
                                                    ---------------------                KROLL
                                    KROLL           SPSG (1)           OTHER            PRO FORMA
                                    -----           --------           -----            ---------
LIABILITIES AND SHAREHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Revolving lines of credit      $  39,613,300    $     333,000     $(28,506,308) (7) $ 10,773,992
  Current portion of
   long-term debt                    5,138,176        1,778,147       (3,024,700) (7)      335,329
  Trade accounts payable            30,664,595       18,041,155             --         12,623,440
  Related party payables               239,145             --               --            239,145
  Accrued liabilities               21,156,019        8,304,120             --         12,851,899
  Income taxes currently
   payable                           1,526,120             --               --          1,526,120
  Deferred income taxes              1,553,038             --          1,001,368  (5)   2,554,406
  Customer deposits and
   deferred revenue                  9,543,874        5,498,582             --          4,045,292
  Net current liabilities of
   discontinued
   operations-security
   products and services group            --               --          3,082,384  (8)   3,082,384
            Total current          -----------       ----------       ----------       ----------
            liabilities            109,434,267       33,955,004      (27,447,256)      48,032,007

OTHER LONG-TERM LIABILITIES          1,663,626          174,352             --          1,489,274
DEFERRED INCOME TAXES                  515,400          210,815             --            304,585
LONG-TERM DEBT, net of
  current portion                   33,713,848        1,004,296      (18,664,992) (7)  14,044,560
                                   -----------      -----------       ----------       ----------
                                   145,327,141       35,344,467      (46,112,248)      63,870,426

SHAREHOLDERS' EQUITY:
  Preferred stock                         --               --               --               --
  Common stock                         224,147             --               --            224,147
  Additional paid-in capital
                                   169,467,255             --            (72,176) (9) 169,395,079
  Retained earnings
   (deficit)/parent's equity
   in segment                      (46,583,887)      58,138,979       52,585,098 (10) (52,137,768)
  Deferred compensation               (337,043)         (72,176)            --           (264,867)
  Accumulated other
   comprehensive loss               (6,348,999)      (3,966,843)        (853,902)(11)  (3,236,058)
                                   -----------      -----------      -----------      -----------
            Total shareholders'
            equity                 116,421,473       54,099,960       51,659,020      113,980,533
                                   -----------      -----------      -----------      -----------
                                  $261,748,614     $ 89,444,427     $  5,546,772     $177,850,959
                                   ===========      ===========      ===========      ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 1999 (Page 1 of 2)
--------------------------------------------------------------------------------

                                                   PRO FORMA ADJUSTMENTS
                                                   ---------------------                KROLL
                                     KROLL         SPSG (1)           OTHER            PRO FORMA
                                     -----         --------           -----            ---------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents      $  13,030,534    $   3,238,003     $         - (2)   $   9,792,531
  Marketable equity
   securities received from
   acquirer                               --               --                 - (3)              --
  Escrow receivable from
   acquirer                               --               --         1,500,000 (4)       1,500,000
  Trade accounts receivable,
   net of allowance for
   doubtful accounts                59,261,184       23,070,754            --            36,190,430
  Unbilled revenues                 18,033,811             --              --            18,033,811
  Related party receivables          2,095,810          334,934            --             1,760,876
  Cost and estimated earnings
   in excess of billings on
   uncompleted contracts            24,159,724       24,159,724            --                  --
  Inventories                       21,287,658       21,194,072            --                93,586
  Prepaid expenses and other        11,284,003        4,245,948            --             7,038,055
  Deferred tax asset                   823,831          455,499            --               368,332
  Net current assets of
   discontinued
   operations-voice and data
   communications group              7,137,550             --              --             7,137,550
                                   -----------     ------------      ----------         -----------
            Total current assets   157,114,105       76,698,934       1,500,000          81,915,171

PROPERTY, PLANT AND EQUIPMENT:
  Land                               2,164,197        1,970,094            --               194,103
  Buildings and improvements         8,586,985        6,630,563            --             1,956,422
  Leasehold improvements             7,446,487        1,109,421            --             6,337,066
  Furnitures and fixtures            9,947,051        4,989,378            --             4,957,673
  Machinery and equipment           36,717,974       11,430,893            --            25,287,081
                                   -----------     ------------      ----------         -----------
                                    64,862,694       26,130,349            --            38,732,345
Less - accumulated
depreciation                       (26,110,142)      (9,155,674)           --           (16,954,468)
                                   -----------     ------------      ----------         -----------
                                    38,752,552       16,974,675            --            21,777,877

DATABASES, net of accumulated
  amortization                       9,696,162             --              --             9,696,162
COSTS IN EXCESS OF ASSETS
  ACQUIRED AND OTHER INTANGIBLE
  ASSETS, net of accumulated
  amortization                      78,907,738       16,924,465            --            61,983,273
OTHER ASSETS:
  Other assets                       4,269,355          753,891            --             3,515,464
  Net non-current assets of
   discontinued
   operations-voice and data
   communications group              2,958,084             --              --             2,958,084
  Net non-current assets of
   discontinued
   operations-security
   products and services group            --               --        21,894,375 (6)      21,894,375
                                   -----------     ------------      ----------         -----------
                                    95,831,339       17,678,356      21,894,375         100,047,358
                                   -----------     ------------      ----------         -----------
                                 $ 291,697,996    $ 111,351,965    $ 23,394,375       $ 203,740,406
                                   ===========      ===========      ==========         ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 1999 (PAGE 2 of 2)
--------------------------------------------------------------------------------

                                                    PRO FORMA ADJUSTMENTS
                                                    ---------------------               KROLL
                                     KROLL          SPSG (1)           OTHER           PRO FORMA
                                     -----          --------           -----           ---------
LIABILITIES AND SHAREHOLDERS'
EQUITY
CURRENT LIABILITIES:
  Revolving lines of credit       $  26,582,688    $     384,706     $(22,800,000) (7) $ 3,397,982
  Current portion of
   long-term debt                     3,737,227        1,861,221             --          1,876,006
  Trade accounts payable             33,240,883       21,889,237             --         11,351,646
  Billing in excess of costs
   and earnings on
   uncompleted contracts                360,725          360,725             --               --
  Accrued liabilities                26,190,992        6,665,966             --         19,525,026
  Income taxes currently
   payable                              768,105             --               --            768,105
  Customer deposits and
   deferred revenue                   4,191,267        1,381,456             --          2,809,811
  Net current liabilities of
   discontinued
   operations-security
   products and services group             --               --          2,180,723 (8)    2,180,723
                                    -----------      -----------       ----------      -----------
      Total current liabilities      95,071,887       32,543,311      (20,619,277)      41,909,299

OTHER LONG-TERM LIABILITIES           2,673,092          521,787             --          2,151,305
DEFERRED INCOME TAXES                 1,820,815           26,201             --          1,794,614
LONG-TERM DEBT, net of
  current portion                    36,264,163          853,639      (27,396,000)(7)    8,014,524
                                    -----------      -----------       ----------      -----------
                                    135,829,957       33,944,938      (48,015,277)      53,869,742
SHAREHOLDERS' EQUITY:
  Preferred stock                          --               --               --               --
  Common stock                          222,555             --               --            222,555
  Additional paid-in capital        170,101,929             --           (214,171)(9)  169,887,758
  Retained earnings
   (deficit)/parent's equity
   in segment                       (12,639,574)      77,360,861       71,806,980 (10) (18,193,455)
  Deferred compensation              (1,629,893)        (214,171)            --         (1,415,722)
  Accumulated other
   comprehensive income (loss)         (186,978)         260,337         (183,157)(11)    (630,472)
                                    -----------      -----------       ----------      -----------
            Total shareholders'
            equity                  155,868,039       77,407,027       71,409,652      149,870,664
                                    -----------      -----------       ----------      -----------
                                  $ 291,697,996     $111,351,965     $ 23,394,375     $203,740,406
                                    ===========      ===========       ==========      ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR
THE YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------

                                                               PRO FORMA ADJUSTMENTS
                                                               ---------------------                 KROLL
                                                 KROLL         SPSG (1)           OTHER            PRO FORMA
                                                 -----         --------           -----            ---------
NET SALES                                    $ 310,602,195    $ 104,991,972     $       --      $ 205,610,223
COST OF SALES                                  209,918,021       86,126,825             --        123,791,196
                                               -----------      -----------      ---------        -----------
            Gross profit                       100,684,174       18,865,147             --         81,819,027

OPERATING EXPENSES:
  Selling and marketing                         28,272,472        6,782,321             --         21,490,151
  General and administrative                    81,107,429       16,915,286             --         64,192,143
  Failed separation costs                        4,194,188             --               --          4,194,188
  Failed merger related costs                    2,490,923             --               --          2,490,923
  Merger related costs                             357,279             --               --            357,279
  Restructuring charges                            685,620          685,620             --               --
                                               -----------       ----------      ---------         ----------
  Operating expenses                           117,107,911       24,383,227             --         92,724,684
                                               -----------       ----------      ---------         ----------
            Operating loss                     (16,423,737)      (5,518,080)            --        (10,905,657)

OTHER INCOME (EXPENSE):
  Interest expense                              (6,686,969)      (2,365,341)            --         (4,321,628)
  Interest income                                  349,318           99,032             --            250,286
  Litigation settlement                         (1,254,457)      (1,254,457)            --               --
  Gain from issuance of
   subsidiary stock                              1,616,658             --               --          1,616,658
  Foreign currency losses and
   other, net                                     (656,340)        (697,298)            --             40,958
                                                ----------       ----------      ---------         ----------
Loss from continuing
  operations before provision
  for income taxes                             (23,055,527)      (9,736,144)            --        (13,319,383)
Provision for income taxes                       2,651,521          274,626             --          2,376,895
                                                ----------       ----------      ---------         ----------
Loss from continuing
  operations                                 $ (25,707,048)    $(10,010,770)    $       --      $ (15,696,278)
                                                ==========       ==========     ==========         ==========
Loss per share from continuing operations:
  Basic                                      $       (1.15)                                     $       (0.70)
                                                ==========                                         ==========
  Diluted                                    $       (1.15)                                     $       (0.70)
                                                ==========                                         ==========

Weighted average shares
outstanding:
  Basic                                         22,295,391                                         22,295,391
                                                ==========                                         ==========
  Diluted                                       22,295,391                                         22,295,391
                                                ==========                                         ==========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR
THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        PRO FORMA ADJUSTMENTS
                                                        ---------------------                 KROLL
                                         KROLL          SPSG (1)           OTHER            PRO FORMA
                                         -----          --------           -----            ---------
NET SALES                             $ 305,168,951    $ 117,323,965      $      --      $ 187,844,986
COST OF SALES                           188,392,159       84,025,859             --        104,366,300
                                        -----------      -----------       --------        -----------
            Gross profit                116,776,792       33,298,106             --         83,478,686

OPERATING EXPENSES:
  Selling and marketing                  25,840,027        9,135,057             --         16,704,970
  General and administrative             73,254,967       16,348,053             --         56,906,914
  Failed merger related costs             1,562,331             --               --          1,562,331
  Merger related costs                    4,069,089             --               --          4,069,089
  Restructuring charges                   4,363,566          291,757             --          4,071,809
                                       ------------     ------------       ---------      ------------
  Operating expenses                    109,089,980       25,774,867             --         83,315,113
                                       ------------     ------------       ---------      ------------
            Operating income              7,686,812        7,523,239             --            163,573

OTHER INCOME (EXPENSE):
  Interest expense                       (4,747,207)      (1,994,705)            --         (2,752,502)
  Interest income                           409,892           71,306             --            338,586
  Foreign currency losses and
  other, net                               (302,830)        (244,391)            --            (58,439)
                                       ------------     ------------       ---------      ------------
Income (loss) from continuing
  operations before provision
  (benefit) for income taxes              3,046,667        5,355,449             --         (2,308,782)

Provision (benefit) for income
taxes                                     2,429,410        3,534,299             --         (1,104,889)
                                       ------------     ------------       ---------      ------------
Income (loss) from continuing
 operations                           $     617,257    $   1,821,150      $      --      $  (1,203,893)
                                        ===========     ============       =========      ============
Income (loss) per share from
  continuing operations:
  Basic                               $        0.03                                      $       (0.05)
                                         ==========                                          ==========
  Diluted                             $        0.03                                      $       (0.05)
                                         ==========                                          ==========
Weighted average shares
outstanding:
  Basic                                  22,005,632                                          22,005,632
                                         ==========                                          ==========
  Diluted                                22,005,632                                          22,005,632
                                         ==========                                          ==========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


KROLL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------

                                                      PRO FORMA ADJUSTMENTS
                                                      ---------------------               KROLL
                                       KROLL          SPSG (1)          OTHER           PRO FORMA
                                       -----          --------          -----           ---------

NET SALES                           $ 260,704,672    $ 137,736,262    $       --     $ 122,968,410
COST OF SALES                         168,586,556       99,075,439            --        69,511,117
                                     ------------     ------------     ---------      ------------
            Gross profit               92,118,116       38,660,823            --        53,457,293

OPERATING EXPENSES:
  Selling and marketing                21,338,962        9,423,372            --        11,915,590
  General and administrative           41,821,029       11,385,896            --        30,435,133
  Merger related costs                  5,727,358             --              --         5,727,358
                                     ------------     ------------     ---------      ------------
  Operating expenses                   68,887,349       20,809,268            --        48,078,081
                                     ------------     ------------     ---------      ------------
            Operating income           23,230,767       17,851,555            --         5,379,212

OTHER INCOME (EXPENSE):
  Interest expense                     (4,382,010)      (2,410,211)           --        (1,971,799)
  Interest income                       1,273,218          472,365            --           800,853
  Foreign currency losses and
   other, net                             342,492         (547,593)           --           890,085
                                     ------------     ------------     ---------      ------------
Income from continuing
  operations before provision
  for income taxes                     20,464,467       15,366,116            --         5,098,351
Provision for income taxes              7,352,931        5,978,353            --         1,374,578
                                     ------------     ------------     ---------      ------------
Income from continuing operations   $  13,111,536    $   9,387,763    $       --     $   3,723,773
                                     ============     ============     =========      ============
Income per share from
  continuing operations:
  Basic                             $        0.68                                    $        0.19
                                       ==========                                       ==========
  Diluted                           $        0.66                                    $        0.19
                                       ==========                                       ==========
Weighted average shares
  outstanding:
  Basic                                19,336,580                                       19,336,580
                                       ==========                                       ==========
  Diluted                              19,908,206                                       19,908,209
                                       ==========                                       ==========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                                      F-11

KROLL INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(1) Reflects the removal of SPSG's consolidated financial statements from Kroll's consolidated financial statements.

(2) Change in cash and cash equivalents reflects net proceeds received at closing of approximately $35.2 million offset by usage of proceeds of the same amount to pay off the senior notes and the revolving line of credit as discussed below in Note (7).

(3) Reflects the receipt of $15.0 million of Armor common stock at closing offset by usage of proceeds from the sale of this common stock to pay off the senior notes and the revolving line of credit as discussed below in Note (7). The Armor common stock was sold for cash shortly after the closing and, pursuant to certain price guarantees made by Armor, the Company will receive no less than $15.0 million.

(4) Reflects the $1.5 million component of the sales price which will remain in escrow until certain conditions of the stock purchase agreement are satisfied. In the event that certain conditions of the sale are not satisfied, the escrow receivable, estimated net proceeds and related pro forma equity would be subject to a dollar for dollar reduction.

(5) Reflects the adjustments to classification of deferred tax accounts resulting from the Armor transaction.

(6) Reflects the net non-current assets of SPSG divisions not sold to Armor, principally SPSG's Russian operation. These assets are classified as discontinued operations as the Company does not intend to operate these businesses after the Armor transaction.

(7) Reflects the reduction in indebtedness utilizing the proceeds of the Armor transaction as required per the terms of the senior note and revolving line of credit agreements amended most recently on April 20, 2001. Kroll has received a commitment from a lender to provide financing of up to approximately $45 million subsequent to the sale of SPSG.

(8) Reflects the net current liabilities of SPSG divisions not sold to Armor, principally SPSG's Russian division. These liabilities are classified as discontinued operations as the Company does not intend to operate these businesses after the Armor transaction.

(9) Reflects the expiration of restricted stock issuances to SPSG employees in conjunction with the Armor transaction.

(10) Reflects the change in retained earnings due to the projected loss on the sale of SPSG.

(11) Reflects the net accumulated other comprehensive loss of SPSG divisions not sold to Armor, principally SPSG's Russian division. The net accumulated other comprehensive loss is composed principally of currency translation adjustments.


                                      F-12